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                                                                  Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our Report dated January 27, 1998 included in this Form 10-K into the Registration Statement on Form S-8 of New Era of Networks, Inc.


                                                       /s/ ARTHUR ANDERSEN LLP

     Denver, Colorado
       March 25, 1998.